SCHEDULE 14A
                                 (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_|  Preliminary Proxy Statement           |_|  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|X|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-12


                            POST PROPERTIES, INC.
               (Name Of Registrant As Specified In Its Charter)

                                JOHN A. WILLIAMS
                                  ROY E. BARNES
                             FRANCIS L. BRYANT, JR.
                                 PAUL J. DOLINOY
                                THOMAS J.A. LAVIN
                                GEORGE R. PUSKAR
                                EDWARD LOWENTHAL
                                 CRAIG G. VOUGHT
                             WILLIAM A. PARKER, JR.
                                   J.C. SHAW
   (Name Of Person(s) Filing Proxy Statement, If Other Than The Registrant)


Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:
   (2) Aggregate number of securities to which transaction applies:
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   (4) Proposed maximum aggregate value of transaction:
   (5) Total fee paid:

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
   (2) Form, Schedule or Registration Statement No.:
   (3) Filing Party:
   (4) Date Filed:

     [The following materials were posted on WWW.POSTSHAREHOLDERS.COM on May 19, 2003]

                     Protect your Post Properties Investment
                     Vote GOLD to Restore Shareholder Value


ATTENTION: POST PROPERTIES SHAREHOLDERS            [Link entitled "WHAT'S NEW"]

IF YOU:
  o     Have not voted yet,
  o     Previously voted a white proxy card and wish to change your vote,
  o     Require another GOLD proxy card, or
  o     Have questions about how to vote...

                           THERE'S STILL TIME TO VOTE.
                                    ACT NOW.
                        VOTE YOUR GOLD PROXY CARD TODAY.

                Our proxy solicitors are availble to answer your
                     questions between 8:00 am and midnight:

                            MACKENZIE PARTNERS, INC.
                      TEL: (800) 322-2885 OR (212) 929-5500
                       E-MAIL: PROXY@MACKENZIEPARTNERS.COM
                               ---------------------------

VOTE GOLD TODAY...
  o     To Maximize Shareholder Value in the Near Term
  o For Directors Committed To Pursue Immediately a Sale of the Company While Market Conditions Are Favorable
  o To Elect the Team with the Most Multifamily Real Estate Experience and Most Experience Selling Public Real Estate Companies for the Benefit of All Shareholders

  EVEN IF YOU HAVE PREVIOUSLY VOTED YOUR WHITE PROXY AND WISH TO CHANGE YOUR
                  VOTE, YOU HAVE EVERY LEGAL RIGHT TO DO SO.

          ONLY THE LATEST DATED VOTE WILL BE COUNTED AT THE MEETING.

--------------------------------------------------------------------------------
 [Link to: MR. WILLIAMS' PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE
                         COMMISSION ON APRIL 25, 2003.]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          [Links to: LETTER FROM WILLIAM A. PARKER AND J.C. (BUD) SHAW;
      LETTER TO POST ASSOCIATES; COMMUNICATIONS TO THE BOARD OF DIRECTORS;
                    PUSKAR/LOWENTHAL LETTER TO SHAREHOLDERS]
--------------------------------------------------------------------------------


"THIS PROXY CONTEST IS ABOUT POST'S LEADERSHIP, ITS FUTURE, AND DOING WHAT IS IN THE BEST INTEREST OF ALL POST SHAREHOLDERS, CUSTOMERS AND EMPLOYEE-ASSOCIATES."

John A. Williams, the founder of Post Properties, Inc., Chairman Emeritus and a director, and the previous Chairman and CEO, is also Post Properties largest equity holder.

He has concluded that the incumbent Board of Directors lacks the experience and capability to restore and enhance value for all Post shareholders. Together with a slate of experienced executives and real estate professionals, he has initiated an effort to solicit proxies so that shareholders can take action at Post Properties' 2003 Annual Meeting on May 22nd, 2003. A number of long-standing Post shareholders have already committed to support these efforts.

All shareholders are urged to vote their GOLD proxy card to elect this independent slate to serve as directors who will work more effectively in the best interests of all Post shareholders. The director-nominees are: George R. Puskar, Roy E. Barnes, Francis L. Bryant, Jr., Paul J. Dolinoy and Thomas J.A. Lavin.

In addition, Edward Lowenthal, a senior executive with more than 20 years of management and leadership in the real estate industry, has agreed to become President and Chief Executive Officer of Post Properties if the slate of independent director-nominees is elected at the Annual Meeting. [link to EDWARD LOWENTHAL BIO]

                   [Graph depicting 2002 Price Performance of
                    Post Properties, Inc. versus Peer Group]

Currently, the Post Board is composed of eleven directors. However, one existing director has submitted his resignation effective following the Annual Meeting. If all of Mr. Williams' nominees are elected, following the Annual Meeting, five of the ten directors will be Mr. Williams' nominees. Mr. Williams and his nominees would therefore together constitute a majority of the Board. Also, Mr. Williams and his nominees have agreed that, if elected, Edward Lowenthal would be appointed to the Board to fill an existing vacancy, the size of the Board would be increased to twelve directors, and Craig G. Vought, currently Managing Director of Broadreach Capital Partners, LLC, would be appointed to fill another vacancy. Mr. Lowenthal has said that one of his first priorities would be to form a Special Committee of the Board with a mandate to explore all ways to enhance shareholder value, including a potential sale or merger of the company.

ON APRIL 25, 2003, MR. WILLIAMS FILED HIS DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAILED THAT PROXY STATEMENT TO SHAREHOLDERS IN CONNECTION WITH HIS SOLICITATION OF PROXIES FROM SHAREHOLDERS OF POST PROPERTIES, INC. WITH RESPECT TO POST PROPERTIES' ANNUAL MEETING. MR. WILLIAMS MAY ALSO FILE ADDITIONAL PROXY SOLICITATION MATERIALS.

POST PROPERTIES SHAREHOLDERS SHOULD HAVE RECEIVED THEIR GOLD PROXY CARD FOR ELECTING THE PROPOSED ALTERNATE SLATE OF INDEPENDENT NOMINEES IN THE MAIL. YOU MAY VOTE AT ANY TIME BY SIGNING AND RETURNING YOUR GOLD PROXY CARD WHEN YOU RECEIVE IT. EVEN IF YOU HAVE PREVIOUSLY MAILED YOUR WHITE PROXY AND WISH TO CHANGE YOUR VOTE, YOU HAVE EVERY LEGAL RIGHT TO DO SO. ONLY THE LATEST DATED VOTE WILL BE COUNTED AT THE MEETING. WE URGE YOU TO ACT PROMPTLY.

Given Post Properties' disappointing financial performance, Mr. Williams firmly believes the interests of all Post shareholders would be better served if his independent nominees are elected. SHAREHOLDERS MUST ACT NOW. Mr. Williams believes his proposed independent slate of directors plus himself and Mssrs. Lowenthal and Vought have the industry experience, proven track records, financial expertise and the indepen dence that is necessary to:

- IMPLEMENT SHAREHOLDER FRIENDLY CORPORATE GOVERNANCE AT POST,
- ENHANCE SHAREHOLDER VALUE, AND
- IMPROVE POST PROPERTIES' OPERATING PERFORMANCE.


If you own stock of Post Properties, please visit this website regularly for information that will help you learn more and provide you with instructions of how to join other Post Properties shareholders who want to restore and enhance value at Post Properties.

MR. WILLIAMS ADVISES ALL POST PROPERTIES SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND ANY ADDITIONAL PROXY SOLICITATION MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Mr. Williams' definitive proxy statement is, and any additional proxy solicitation materials will be, available for free at the Securities and Exchange Commission's Internet web site at HTTP://WWW.SEC.GOV. You may also obtain a free copy of Mr. Williams' definitive proxy statement and other relevant documents by writing to MacKenzie Partners, Inc. at 105 Madison Avenue, 14th Floor, New York, NY 10016.

If you have any questions about the proxy materials, you may call MacKenzie Partners, Inc. at (800) 322-2885.